UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

JAZZ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 435-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 26, 2007, the Board of Directors (the “Board’) of Jazz Technologies, Inc. (the “Company”) approved, based on the recommendation of the Compensation Committee of the Board, the grant of shares of the Company’s common stock to executive officers of the Company based on the attainment of certain quantitative and qualitative performance goals during 2007. Each award will be granted pursuant to the Company’s 2006 Equity Incentive Plan and will be fully vested on the grant date. Pursuant to a policy adopted by the Board, the stock awards will be granted effective December 17, 2007, the first business day on or following the 15th day of the month after Board approval.

The grant of the performance stock awards was approved based on the attainment during 2007 of quantitative and qualitative performance goals established by the Compensation Committee based on criteria that included the following, among others: earnings before interest, taxes, depreciation and amortization; cash flow; sales and revenue targets; expenses and cost reduction goals; and implementation or completion of key strategic projects and processes. The Board noted improvements to the Company’s balance sheet, achievement of goals in changing the Company’s capital structure and available financial resources, favorable settlement of key disputes, bottom line improvements measured against Q1 performance and the Company’s annual operating plan, improvement of top line growth during the year, implementation of significant cost cutting measures, and progress on key strategic opportunities.

A total of 583,334 shares of the Company’s common stock will be awarded to executive officers, as follows:

Officer Name	Shares Awarded
Gilbert F. Amelio, Ph.D Chairman and Chief Executive Officer	266,667
Paul A. Pittman Executive Vice President and Chief Financial and Administrative Officer	200,000
Allen R. Grogan Senior Vice President, Chief Legal Officer and Secretary	116,667

The value of these awards will be determined as of the grant date of December 17, 2007.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 26, 2007, the Board amended the Company’s bylaws to expressly permit book-entry shares, pursuant to the requirements of the American Stock Exchange. The amended bylaws became effective immediately upon adoption by the Board. A copy of the amended bylaws is filed herewith as Exhibit 3.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
3.1	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jazz Technologies, Inc.

Dated: November 30, 2007	By:	/s/ Allen R. Grogan
Allen R. Grogan
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws.